This instrument prepared by: Michael J. Brandt, Esq. Wallace, Jordan, Ratliff & Brandt, L.L.C. 800 Shades Creek Parkway, Suite 400 Birmingham, Alabama 35209 (205) 870-0555

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (this "Agreement") is entered into as of the 25th day of July, 2002 by and among Interstate General Company L.P., a Delaware limited partnership ("Borrower"), St. Charles Operating Company, LLC, a Delaware limited liability company ("Grantor"), Interstate Business Corporation, a Delaware corporation ("IBC"; Borrower, Grantor and IBC shall be jointly and severally referred to herein as "Indemnitor") and New South Federal Savings Bank, a federal savings bank ("Lender").

Lender is the record and legal holder of that certain loan (the "Town Center Loan") evidenced by that certain Promissory Note (the "Town Center Note") executed as of December 27, 1999 by Borrower in favor of Lender in the original principal amount of Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00), and secured by, among other things, (i) the real property (the "Town Center Property") described in that certain Indemnity Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement executed as of December 27, 1999 by Grantor in favor of Lender and recorded in Liber 2925, Folio 291 of the Land Records of Charles County, Maryland, as amended by that certain Amendment #1 to Indemnity Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement executed as of July 19, 2000 by Grantor in favor of Lender and recorded in Book 3019, Page 309 of the Land Records of Charles County, Maryland (the "Town Center Indemnity Deed of Trust"), which Town Center Property is also described in Exhibit "A" attached hereto, (ii) that certain Loan Agreement executed as of December 27, 1999 by Borrower, Grantor and Lender, as amended by that certain Amendment to Loan Agreement executed as of February 11, 2000 (the "Town Center Loan Agreement"), (iii) that certain Indemnity Assignment of Leases and Rents executed as of December 27, 1999 by Grantor in favor of Lender and recorded in Liber 2925, Folio 331 of the Land Records of Charles County, Maryland (the "Town Center Assignment of Rents"), (iv) the UCC Financing Statements executed as of December 27, 1999 by Grantor in favor of Lender (the "Town Center UCCs"), (v) that certain Environmental Indemnity Agreement executed as of December 27, 1999 by Borrower and Grantor in favor of Lender (the "Town Center Indemnity"), (vi) that certain Cross-Collateralization Agreement executed as of December 27, 1999 by Indemnitor, among others, in favor of Lender (the "Town Center Cross-Collateralization Agreement"), (vii) those certain Stock Pledge Agreements executed as of March 31, 1999 by IBC in favor of Lender, as amended by that certain Amendment #1 to Stock Pledge Agreements executed as of December 27, 1999 and that certain Amendment #2 to Stock Pledge Agreements executed as of July 19, 2000 (the "Stock Pledge Agreements"), (viii) that certain Blanket Assignment of Contracts, Agreements and Licenses executed as of December 27, 1999 by Grantor in favor of Lender (the "Town Center Blanket Assignment"), and (ix) that certain Guaranty Agreement executed as of December 27, 1999 by Grantor in favor of Lender (the "Town Center Guaranty") (the Town Center Note, Town Center Indemnity Deed of Trust, Town Center Loan Agreement, Town Center Assignment of Rents, Town Center UCCs, Town Center Indemnity, Town Center Cross-Collateralization Agreement, Stock Pledge Agreements, Town Center Blanket Assignment, Town Center Guaranty and any other documents executed by Borrower and/or Grantor in connection with the Town Center Loan shall be collectively referred to herein as the "Town Center Loan Documents").

Lender is also the record and legal holder of that certain loan (the "Waldorf Loan") evidenced by that certain Promissory Note (the "Waldorf Note") executed as of July 19, 2000 by Borrower in favor of Lender in the original principal amount of One Million Six Hundred Thousand and No/100 Dollars ($1,600,000.00), and secured by, among other things, (i) the real property (the "Waldorf Property") described in that certain Indemnity Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement executed as of July 19, 2000 by Grantor in favor of Lender and recorded in Book 3019, Page 264 of the Land Records of Charles County, Maryland (the "Waldorf Indemnity Deed of Trust"), which Waldorf Property is also described in Exhibit "B" attached hereto, (ii) that certain Loan Agreement executed as of July 19, 2000 by Borrower, Grantor and Lender (the "Waldorf Loan Agreement"), (iii) that certain Assignment of Leases and Rents executed as of July 19, 2000 by Grantor in favor of Lender and recorded in Book 3019, Page 299 of the Land Records of Charles County, Maryland (the "Waldorf Assignment of Rents"), (iv) the UCC Financing Statements executed as of July 19, 2000 by Grantor in favor of Lender (the "Waldorf UCCs"), (v) that certain Environmental Indemnity Agreement executed as of July 19, 2000 by Borrower and Grantor in favor of Lender (the "Waldorf Indemnity"), (vi) that certain Cross-Collateralization Agreement executed as of July 19, 2000 by Indemnitor in favor of Lender (the "Waldorf Cross-Collateralization Agreement"), (vii) those certain Stock Pledge Agreements executed as of March 31, 1999 by IBC in favor of Lender, as amended by that certain Amendment #1 to Stock Pledge Agreements executed as of December 27, 1999 and that certain Amendment #2 to Stock Pledge Agreements executed as of July 19, 2000 (the "Stock Pledge Agreements"), (viii) that certain Blanket Assignment of Contracts, Agreements and Licenses executed as of July 19, 2000 by Grantor in favor of Lender (the "Waldorf Blanket Assignment"), and (ix) that certain Guaranty Agreement executed as of July 19, 2000 by Grantor in favor of Lender (the "Waldorf Guaranty") (the Waldorf Note, Waldorf Indemnity Deed of Trust, Waldorf Loan Agreement, Waldorf Assignment of Rents, Waldorf UCCs, Waldorf Indemnity, Waldorf Cross-Collateralization Agreement, Stock Pledge Agreements, Waldorf Blanket Assignment, Waldorf Guaranty and any other documents executed by Borrower and/or Grantor in connection with the Waldorf Loan shall be collectively referred to herein as the "Waldorf Loan Documents").

The Town Center Loan Documents and the Waldorf Loan Documents shall be collectively referred to as the "Prior Loan Documents." The Town Center Indemnity Deed of Trust and the Waldorf Indemnity Deed of Trust shall collectively be referred to as the "Indemnity Deed of Trust." The Town Center Property and the Waldorf Property shall be collectively referred to as the "Property." This Agreement, the Guaranty Agreements executed by Grantor and IBC of even date herewith, the Note (hereinafter defined), the Collateral Assignment and Security Agreement executed by Borrower and Lender of even date herewith and any other documents executed by Borrower and/or Grantor in connection with this Agreement shall collectively be referred to as the "Modification Documents", and the Prior Loan Documents and the Modification Documents shall be collectively referred to as the "Loan Documents").

Borrower, Grantor and Lender desire to consolidate, extend, renew and modify the Town Center Loan and the Waldorf Loan pursuant to the terms of this Agreement and the other Modification Documents (the Town Center Loan and the Waldorf Loan, as consolidated, extended, renewed and modified pursuant to the terms of this Agreement and the other Modification Documents, shall be referred to as the "Loan"), which shall include without limitation the advancement by Lender of an additional $1,800,000.00 in principal, subject to the terms of this Agreement, thereby increasing the principal amount of the Loan as evidenced by the Note to $7,764,875.09.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Agreement and the other Modification Documents and, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Consolidation of the Town Center Note and the Waldorf Note and Increase in Loan Amount under Note. The outstanding principal balance of the Town Center Loan immediately prior to the consolidation thereof is $4,400,000.00. The outstanding principal balance of the Waldorf Loan immediately prior to the consolidation thereof is $1,564,875.09. The Town Center Note and Waldorf Note are hereby consolidated, extended, renewed and modified by that certain Amended and Restated Promissory Note (the "Note") executed of even date herewith by Borrower in favor of Lender in the principal amount of $7,764,875.09. Each of the Prior Loan Documents is hereby amended to reflect such new principal amount. Notwithstanding the provisions of the Prior Loan Documents, Borrower shall not be entitled to any further advances of principal under the Town Center Note or Waldorf Note, but shall only be entitled to the advance by Lender of $1,800,000.00 in additional principal under the Note (the "Additional Principal"). The Additional Principal shall be advanced by Lender subject to the following conditions: Lender shall advance $600,000.00 of the Additional Principal to Borrower as of the date hereof. Another $1,000,000 of such Additional Principal (the "Debt Service Funds") shall be allocated for the debt service on the Note. Debt Service Funds shall be advanced by Lender once per month during the term of the Loan in an amount equal to the debt service on the Note for such month (including without limitation such amounts as may be determined by Lender for the payment of taxes and other escrows for the Property), provided, that Borrower acknowledges being responsible for the entire debt service required to be paid on the Note in any given month, irrespective of the amount of Debt Service Funds which are advanced for such month. The $200,000.00 balance of such Additional Principal (the "Cash Flow Funds") shall be allocated for the payment of cash flow shortfalls on indebtedness owed by Borrower to IBC. Cash Flow Funds shall be advanced by Lender to Borrower once per month in an amount equal to the amount of the cash flow shortfall on the indebtedness owed by Borrower to IBC for such month, subject to Lender's receipt of Borrower's written request for such advance of Cash Flow Funds and documentation evidencing the amount of such cash flow shortfall to Lender's satisfaction. Notwithstanding the foregoing, Borrower acknowledges that Lender is subject to certain legal lending limits and agrees that Borrower shall not be entitled to receive and Lender shall not obligated to make an advance of Additional Principal at any time and to the extent that the aggregate of all indebtedness owed by Indemnitor or their affiliates to Lender would be in excess of such legal lending limits following such advance.

2. Representations, Warranties and Covenants of Indemnitor. In addition to any and all other representations, warranties, and covenants made by Indemnitor in the Loan Documents, Indemnitor hereby jointly and severally represent, warrant and covenant to Lender that:

(a) Limitations on Other Financing. No lien or other charge upon the Property, other than the first priority Indemnity Deed of Trust of Lender, have been given or executed by Grantor, or has been contracted or agreed to be so given or executed. In addition, Grantor shall not incur any additional indebtedness until the payment in full of the Note without the prior written consent of Lender.

(b) Financial Statements. The financial statements heretofore delivered to the Lender by Indemnitor are true and correct in all material respects, have been prepared in accordance with generally accepted accounting practices and fairly present the respective financial conditions reflected therein as of their respective dates, and there have been no material adverse changes since those respective dates. There is no liability, direct or contingent, of Indemnitor which is material in amount and which is not reflected in the above financial statements.

(c) Litigation. There are no actions, suits, or proceedings (whether or not purportedly on behalf of Indemnitor) pending or, to the best knowledge of Indemnitor, threatened against or affecting Indemnitor, at law or in equity or by or before any federal, state, municipal of other governmental department, commission, board, bureau, agency of instrumentality, domestic or foreign, which involve any of the transactions contemplated in this Agreement or the possibility of any judgment or liability that may result in any material adverse change in the business, operations, properties or assets, or in the condition, financial or otherwise, of Indemnitor; and Indemnitor is not, to the best of its knowledge, in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

(d) Agreements. Indemnitor is not a party to any agreement or instrument, materially and adversely affecting the businesses, properties, assets, operations or condition, financial or otherwise, of Indemnitor; and Indemnitor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default would have a material adverse effect upon the business, properties or assets, operations or condition, financial or otherwise of Indemnitor.

(e) Governmental Consents. Indemnitor is not required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the issuance and delivery of this Agreement.

(f) No offsets. To the best of the knowledge of Indemnitor, there are no defenses, offsets or counterclaims against the Loan, and no Event of Default exists under the Loan. As of the date hereof, Lender has received no notice of an Event of Default.

(g) Loan Document Review. Indemnitor hereby certify that each has thoroughly reviewed the provisions of this Agreement, the Note, the Indemnity Deed of Trust, the Prior Loan Documents, the Modification Documents, and any other documents executed and delivered by Indemnitor in connection with the Loan, that it has been advised and represented by counsel of its own choice in said transaction and that it understands and consents to the provisions of such instruments.

(h) Organization. Borrower is a limited partnership which is duly organized, validly existing, and in good standing in the State of Delaware and is qualified and in good standing in all jurisdictions where qualification is necessary, including the State of Maryland. Borrower has all requisite power and authority, and has taken or caused to be taken all necessary action to execute, deliver, enter into and perform in accordance with this Agreement, the Indemnity Deed of Trust, the Note, the Prior Loan Documents, the Modification Documents, and any other documents executed and delivered by Indemnitor. Upon execution and delivery hereof and thereof, this Agreement, the Indemnity Deed of Trust, the Note, the Prior Loan Documents, the Modification Documents, and the other documents executed and delivered by Indemnitor will constitute valid and binding obligations of Indemnitor and other parties thereto, and Lender will be entitled to the benefits of this Agreement, the Prior Loan Documents, the Modification Documents and any other documents executed and delivered by Indemnitor.

(i) Loan Documents. Borrower warrants to Lender that there are no unfulfilled obligations or liabilities under the Loan Documents which arose on or before the date of this Agreement, except the payment of the remaining balance due thereunder. There are no defenses, offsets, counterclaims or Events of Default under any of the Loan Documents. The provisions of the Loan Documents are in full force and effect and are enforceable against Indemnitor in accordance with their respective terms, as modified by the Modification Documents.

3. No Novation. All parties hereto agree that this Agreement shall not constitute a novation, that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be modified and amended by this Agreement and the other Modification Documents, and that nothing in this Agreement shall affect the priority of the Indemnity Deed of Trust.

4. Modifications to Loan Documents.

(a) The Indemnity Deed of Trust and the other Loan Documents are hereby amended to reflect that such documents secure the Note, and all references in the Loan Documents to the "Note" shall refer to the Note.

(b) Any notices to Indemnitor under the Loan Documents shall hereafter be delivered as follows:

If to Indemnitor: Interstate General Company, L.P. c/o Mr. Paul H. Dillon 222 Smallwood Village Center Waldorf, Maryland 20602 Facsimile No. 301-843-2519

With a copy to: Stephen Scott, Esq. Chapman, Bowling, Scott & Hruda, P.A. 112 LaGrange Avenue P. O. Box 610 La Plata, Maryland 20646 Facsimile No. 301-870-6471

(c) Paragraph 3 of the Town Center Cross-Collateralization Agreement is hereby deleted and the following is substituted in place thereof:

"3. Default Under Interstate Loan Documents. The occurrence of an Event of Default under the Interstate Loan Documents which is not cured within any applicable grace or curative periods specified therein shall constitute an Event of Default under the Loan Documents for the Prior Loans."

(d) Paragraphs 9(d) and (e) of the Town Center Indemnity Deed of Trust and paragraph 9(d) of the Waldorf Indemnity Deed of Trust are hereby deleted and the following is substituted in place thereof:

"(d) Notwithstanding anything to the contrary in this paragraph 9, Grantor may transfer portions of the Trust Property during the term of the loan secured by this Deed of Trust with the prior written consent of Beneficiary upon Beneficiary's satisfactory review and approval of all matters related to such transfers and upon the satisfaction of all conditions for such partial prepayments as hereinafter set forth. Upon such approval, Beneficiary shall permit and Borrower shall make partial prepayment of the Note and Beneficiary agrees to release certain portions of the Trust Property identified as shown below, upon receipt of the corresponding prepayment amounts (each a "Release Amount" and collectively the "Release Amounts") shown below:

Property to be Released Prepayment Amount
Town Center Property Greater of $150,000 per acre or 75% of purchase price for such property

Waldorf Parcel K and Waldorf Park Lots $900,000.00

Waldorf Parcel L $225,000.00

Waldorf Parcel F-9 $675,000.00

Beneficiary shall release the applicable property corresponding to such Release Amount from this Deed of Trust, subject to the following conditions: (i) Grantor and Borrower shall provide Beneficiary with thirty(30) days prior written notice of its intention to obtain the release of a particular property, (ii) the applicable Release Amount for the release of such property shall be paid to Beneficiary, (iii) Borrower shall pay all expenses, including attorney fees and title expenses, incurred by Lender in connection with such release, (iv) Borrower shall pay to Lender a $500 processing fee for each such release, and (v) no material adverse change shall have occurred in the conditions at the Trust Property or in the financial conditions of Borrower or Grantor and no Event of Default shall have occurred under the Note, this Deed of Trust or the Other Security Documents."

(e) Indemnitor acknowledges and agrees that a breach of any provision of this Agreement or any of the other Modification Documents, including without limitation any representation, warranty or covenant made herein or therein, shall constitute an Event of Default hereunder and under the other Loan Documents and Lender shall be entitled to all remedies under the Loan Documents.

5. Modification Fee. Borrower shall pay a fee of $20,000.00 to Lender in connection with this Agreement.

6. Ratification. Each and every other condition, term, provision, representation, warranty or covenant of the Loan Documents are hereby ratified, confirmed and renewed in all respects, by all the parties hereto.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Maryland without regard to Maryland conflict of laws principles.

8. Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

9. Entire Agreement. This Agreement contains the entire understanding between and among the parties, and supersedes any prior understandings and agreements among them, relating to the subject matter of this Agreement. Any amendments to this Agreement must be in writing and signed by the party against whom enforcement of that amendment is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above set forth.

BORROWER:

Interstate General Company L.P.,

a Delaware limited partnership

By: Interstate General Management Corporation,

its Managing General Partner

By: /s/

Name: Paul Dillon

Its: Vice President

(SEAL)

State of Maryland, Charles County, to wit: I hereby certify, that on this 25th day of July, in the year 2002, before the officer Michelle L. Scott, personally appeared Paul Dillon, who acknowledged himself to be the Vice President of the General Partner of Interstate General Company L.P., a Delaware limited partnership, (the "Company") and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by himself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company.

In testimony whereof I have affixed my official seal, the 25th day of July, A.D. 2002.

(SEAL)	/s/ Michelle L. Scott, Notary Public Commission Expires: 7/1/03

GRANTOR:

St. Charles Operating Company, LLC,

a Delaware limited liability company

By: Interstate General Company L.P.,

a Delaware limited partnership, Its Sole Member

By: Interstate General Management Corporation,

a Delaware corporation, Its Managing General Partner

By: /s/

Name: Paul Dillon

Its: Vice President

(SEAL)

State of Maryland, Charles County, to wit: I hereby certify, that on this 25th day of July, in the year 2002, before the officer Michelle L. Scott, personally appeared Paul H. Dillon, who acknowledged himself to be the Vice President of Interstate General Management Corporation, a Delaware corporation, as managing general partner of Interstate General Company L.P., a Delaware limited partnership, as sole member of St. Charles Operating Company, LLC, a Delaware limited liability company (the "Company") and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by himself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company.

In testimony whereof I have affixed my official seal, this 25th day of July, A.D. 2002.

(SEAL)	/s/ Michelle L. Scott, Notary Public Commission Expires: 7/1/03

Interstate Business Corporation, a Delaware corporation By: /s/ Name: Paula S. Biggs Its: Vice President (SEAL)

State of Maryland, Charles County, to wit: I hereby certify, that on this 25th day of July, in the year 2002, before the officer Michelle L. Scott, personally appeared Paula S. Biggs, who acknowledged herself to be the Vice President of Interstate Business Corporation, a Delaware corporation (the "Company") and that she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by herself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Company.

In testimony whereof I have affixed my official seal, this 25th day of July, A.D. 2002.

(SEAL)	/s/ Michelle L. Scott, Notary Public Commission Expires: 7/1/03

LENDER: New South Federal Savings Bank, a federal savings bank By: ________ /s/__________________ Name: ______Stephen H. Scott_____________ Its: ______Agent______________________ (SEAL)

State of Alabama, Jefferson County, to wit: I hereby certify, that on this 25th day of July, in the year 2002, before the undersigned Notary Public in and for said County and State, personally appeared Stephen H. Scott, who acknowledged himself to be Agent of New South Federal Savings Bank, a federal savings bank, (the "Bank") and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Bank by himself as such officer and certified that this instrument is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Bank.

In testimony whereof I have affixed my official seal, this 25th day of July, A.D. 2002.

(SEAL)	/s/ Michelle L. Scott, Notary Public Commission Expires: 7/1/03

CERTIFICATION

THIS IS TO CERTIFY that the within instrument was prepared by or under the supervision. of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.

/s/ Name: Stephen H. Scott

EXHIBIT A (Description of Premises)

All of that land and premises known and designated as Parcel EE, containing 70.860 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel 'EE' Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 36, Folio 16.

And including in the foregoing description the following parcels:

Parcel E-2, containing 0.43 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel E-2, a Resubdivision of Smallwood Drive Well Site Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 37, Folio 18; and Parcel E-3, containing 1.957 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel E-3, a Resubdivision of Parcel 'EE' Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 37, Folio 32.

SAVING AND EXCEPTING THEREFROM, Parcel I-1, containing 10.896 acres, more or less, and the 80 foot right of way known as "St. Nicholas Drive", containing 2.0518 acres, more or less, as shown on a Plat of Subdivision entitled, "Parcel I-1 Regional Center, Westlake Village, St. Charles Communities", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 44, Folio 226.

Lying and being in the Sixth Election District of Charles County, Maryland.

BEGINNING for the First Parcel at a stone heretofore found on the southeasterly outline of the 257.1 acre parcel of land described in a Deed dated November 2, 1984 from Mary E. Berry, Personal Representative to St. Charles Associates and recorded among the Land Records of Charles County, Maryland in Liber No. 1031, at page 159; thence binding on the southeasterly and southwesterly outline of said parcel for the two following courses and distances (1) South 54 degrees 26'41" West, 2496.83 feet to an iron pipe found; (2) North 50 degrees 14'19" West, 1683.67 feet; thence leaving said outline and running for lines of division through the aforementioned 257.1 acre tract or parcel for the fifteen following courses and distances, (3) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 490.40 feet, being subtended by a Chord bearing a distance of North 59 degrees 04'38" East, 489.87 feet; (4) South 38 degrees 19'25" East, 10.01 feet; (5) North 50 degrees 38'11" East, 90.05 feet; (6) South 82 degrees 54'20 East, 42.74 feet; (7) North 51 degrees 40'35 East, 60.00 feet; (8) North 06 degrees 12'38" East, 57.03 feet; (9) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 541.99feet, being subtended by a Chord bearing and distance of North 45 degrees 17'29" East, 541.29 feet; (10) South 49 degrees 46'56" East, 10.00 feet; (11) North 39 degrees 20'41" East, 93.49 feet; (12) North 82 degrees 54'26" East, 42.84 feet; (13) North 37 degrees 21'09" East, 60.00 feet; (14) North 08 degrees 12'56" West, 57.14 feet; (15) Northeasterly along a curve to the left having a radius of 3060.00 feet, for a distance of 508.27 feet, being subtended by a Chord bearing and distance of North 31degrees 17'00" East, 507.68 feet; (16) South 55 degrees 45'46" East, 622.53 feet; (17) Due East, 850.00 feet to the end of the fourth or North 41 degrees 43'43" West, 868.40 foot line of a Deed dated November 19, 1985 from St. Charles Associates Limited Partnership to Charles Developers Limited Partnership and recorded among the Land Records to Charles County, Maryland in Liber No. 1096, at folio 420; thence binding reversely on said fourth line and a portion of the third line of said Deed, as now surveyed; (18) South 41 degrees 43'43" East, 871.87 feet to the point of BEGINNING.

Containing 92.6986 acres of land, more or less.

BEGINNING for the Second Parcel at the beginning of the first line described in a Deed dated August 15, 1985 from Donald Stephen Franyo and wife, Robert L. Travers and wife, to St. Charles Associates and recorded among the Land Records of Charles County, Maryland in Liber No. 1081, at folio 297, thence binding on the first through the fifth lines thereof and on a portion of the sixth line, as now surveyed, for the six following courses and distances; (1) South 71 degrees 01'21" West, 1517.79 feet to a stone found; (2) North 80 degrees 06'43" West, 263.90 feet to an iron pipe found; (3) North 09 degrees 00'02" West, 429.28 feet to an iron pipe found; (4) North 59 degrees 27'04" West, 53.13 feet to an iron pipe found; (5) North 77 degrees 50'15" West, 77.64 feet to an iron pipe found; (6) South 54 degrees 46'37" West, 726.72 feet; thence leaving said sixth line and running for lines of division through the aforementioned Deed for the twenty two following courses and distances; (7) Northwesterly along a curve to the right having a radius of 125.00 feet, for a distance of 171.86 feet, being subtended by a Chord bearing and distance of North 02 degrees 49'27" West, 158.64feet; (8) Northeasterly along a curve to the right, having a radius of 940.00 feet, for a distance of 352.28 feet, being subtended by a Chord bearing and distance of North 47 degrees 17'55" East, 350.22 feet; (9) Northeasterly along a curve to the right, having a radius of 4940.00 feet, for a distance of 332.41 feet, being subtended by a Chord bearing and distance of North 59 degrees 57'45" East, 332.35 feet; (10) South 26 degrees 22'12" East, 10.00 feet; (11) North 62 degrees 24'35" East, 90.02 feet; (12) South 71 degrees 37'55" East, 42.23 feet; (13) North 63 degrees 37'48" East, 60.00 feet; (14) North 18 degrees 55'16" East, 56.28 feet; (15) Northeasterly along a curve to the right, having a radius of 4940.00 feet, for a distance of 520.97 feet, being subtended by a Chord bearing a distance of North 67 degrees 27'48" East, 520.73 feet; (16) South 17 degrees 46'32" East, 10.00 feet; (17) North 71 degrees 00'15" East, 90.02 feet; (18) South 63 degrees 02'16" East, 42.23 feet; (19) North 72 degrees 13'28" East, 60.00 feet; (20) North 27 degrees 30'55" East, 56.28 feet; (21) Northeasterly along a curve to the right, having a radius of 4940.00 feet, for a distance of 191.88 feet, being subtended by a Chord bearing and distance of North 74 degrees 08'57" East, 191.86; (22) Northeasterly along a curve to the left, having a radius of 3060.00 feet for a distance of 344.58 feet, being subtended by a Chord bearing and distance of North 72 degrees 02'09" East, 344.40 feet; (23) South 23 degrees 59'59" East, 10.01 feet; (24) North 67 degrees 57'38" East, 90.05 feet; (25) South 68 degrees 34'53" East, 42.74 feet; (26) North 66 degrees 00'01" East, 60.00 feet' (27) North 20 degrees 32'04" East, 57.03 feet; (28) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 50.51 feet, being subtended by a Chord bearing and distance of North 64 degrees 13'00" East, 50.51 feet to a point on the seventeenth or South 13 degrees 25'45" East, 1605.32 foot line of the aforementioned Deed, 768.43 feet from the beginning thereof; thence binding on a portion of said seventeenth line and on the eighteenth line thereof, as now surveyed, for the two following courses and distances; (29) South 20 degrees 14'16" East, 836.89 feet; (30) South 21 degrees 58'31" East, 13.20 feet to the point of BEGINNING.

Containing 34.9904 acres of land, more or less.

BEGINNING for the third at a point on the westerly outline of the Plat entitled "PARCEL EE, REGIONAL CENTER", recorded among the Plat Records of Charles County, Maryland in Plat Book No. 36, at page 16, said point being on the North 06 degrees 00'30" West, 407.94 foot line of the westerly outline of said Plat, 276.11 feet from the northerly end thereof; thence binding reversely on said line and binding on said westerly outline of said Plat for the two following courses and distances, (1) South 06 degrees 00'30" East, 131.83 feet; (2) Southwesterly along a curve to the right, having a radius of 1260.00 feet, for a distance of 885.05 feet, being subtended by a Chord bearing and distance of South 14 degrees 06'52" West, 866.96 feet; thence leaving said Plat outline and running for lines of division for the thirteen following courses and distances; (3) North 55 degrees 45'46" West, 213.66 feet; (4) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 33.73 feet, being subtended by a Chord bearing and distance of North 26 degrees 12'32" East, 33.73 feet; (5) South 64 degrees 06'23" East, 10.00 feet; (6) North 25 degrees 01'14" East, 93.49 feet; (7) North 68 degrees 35'01" East, 42.84 feet; (8) North 23 degrees 01'42" East, 60.00 feet; (9) North 22 degrees 32'21" West, 57.14 feet; (10) Northeasterly along a curve to the left, having a radius of 3060.00 feet, for a distance of 88.73 feet, being subtended by a Chord bearing and distance of North 20 degrees 53'14" East, 88.72 feet; (11) North 20 degrees 03'23" East, 444.38 feet; (12) South 69 degrees 56'49" East, 10.00 feet; (13) North 20 degrees 03'23" East, 90.00 feet; (14) North 65 degrees 03'23" East, 42.43 feet; (15) North 20 degrees 03'23" East, 19.27 feet to the point of BEGINNING.

Containing 3.8242 acres of land, more or less.

SAVING AND EXCEPTING THEREFROM, all of the land and premises shown and including in the variable width right of way known as St. Patricks Drive or Western Parkway Phase II, as shown on a Plat of Subdivision entitled, "St. Charles Communities, Dorchester Neighborhood, St. Patricks Drive", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 41, Folio 220, and a Plat of Subdivision entitled, "St. Charles Communities, Dorchester Neighborhood, St. Patricks Drive", recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 39, Folio 266, and all of the land and premises formerly included in the above-described parcel, but now lying and being on the East side of said St. Patricks Drive.

EXHIBIT B (Description of Premises)

Parcel 1:

All that piece or parcel of land known as Parcel F-9, containing 2.0675 acres, more or less, in the subdivision known as "Parcels F-9 & F-10, A Resubdivision of Parcel 'F-8', Towne Center, St. Charles Communities," as per Plat thereof recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 38, Folio 71; lying and being in the Sixth Election District of Charles County, Maryland.

Parcel 2:

All that piece or parcel of land known as Parcel L, in the subdivision known as "Parcels 'J', 'K' & 'L', 301 Commercial, St. Charles Communities," as per Plat thereof duly recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 35, Folio 110; lying and being in the Sixth Election District of Charles County, Maryland.

Parcel 3:

All that piece or parcel of land known as Parcel K, in the subdivision known as "Parcels 'J', 'K' & 'L', 301 Commercial, St. Charles Communities," as per Plat thereof duly recorded among the Land Records of Charles County, Maryland, in Plat Book DGB 35, Folio 110; lying and being in the Sixth Election District of Charles County, Maryland.

Parcel 4:

2.58 acres and .57 acres for total of 3.15 acres on Northwest side of Washington Avenue in the subdivision known as "Waldorf Park", 6th Election District being that property more accurately described as Lots 28 through 48 inclusive, and Lots 84 through 102 inclusive, as per plat recorded in Plat Book 2, Folio 91, one of the Land Records of Charles County, Maryland.

and

Lots 49 through 56, 105 through 112, 161 through 168 and 217 through 224, in the subdivision known as "Waldorf Park", 6th Election District, as per plat recorded in Plat Book 2, at Folio 91, among the Land Records of Charles County, Maryland, save and excepting any land conveyed to the State Roads Commission by deed recorded in Liber 57, at Folio 113.